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                                                                   EXHIBIT 10.10

                                  ADDENDUM #1

     ADDENDUM to Lease dated September 1, 1991 between ONE UNION REALTY TRUST, as the Landlord, and CARLISLE PLASTICS, INC., as the Tenant.

                              W I T N E S S E T H:

     WHEREAS, Landlord and Tenant have agreed to execute an addendum to reflect an extension of the term of said Lease;

     NOW, THEREFORE, Landlord and Tenant acknowledge and agree as follows:

          1. The Term Commencement Date of said Lease is September 1, 1991.

          2. The lease term (section 3. of said Lease) is hereby extended from a term of eight (8) years to a term of eleven (11) years commencing on the Term Commencement Date and ending on the day immediately prior to the eleventh (11th) anniversary thereof (the "Term of this Lease").

          3. All other terms and conditions of said Lease remain in full force and effect.

     IN WITNESS WHEREOF, Landlord and Tenant have caused this instrument to be executed under seal this 29th day of June, 1993.

LANDLORD:                                               TENANT:

ONE UNION REALTY TRUST                                  CARLISLE PLASTICS, INC.

By /s/ RICHARD G. FOWNES                                By /s/ WILLIAM H. BINNIE






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